Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,    Keith E. Bailey                       , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of common stock to be issued by this Corporation under this Corporation’s Stock Investment Plan (or any successor plan), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    11th         day of February, 2010.

 /s/ Keith E. Bailey
Keith E. Bailey
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,       Richard A. Bemis                    , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of common stock to be issued by this Corporation under this Corporation’s Stock Investment Plan (or any successor plan), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    11th         day of February, 2010.

 /s/ Richard A. Bemis
Richard A. Bemis
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,       William J. Brodsky                   , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of common stock to be issued by this Corporation under this Corporation’s Stock Investment Plan (or any successor plan), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    11th         day of February, 2010.

/s/ William J. Brodsky
William J. Brodsky
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,       Albert J. Budney, Jr.                    , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of common stock to be issued by this Corporation under this Corporation’s Stock Investment Plan (or any successor plan), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    11th         day of February, 2010.

 /s/ Albert J. Budney, Jr.
Albert J. Budney, Jr.
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,   Pastora San Juan Cafferty                   , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of common stock to be issued by this Corporation under this Corporation’s Stock Investment Plan (or any successor plan), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    11th         day of February, 2010.

 /s/ Pastora San Juan Cafferty
Pastora San Juan Cafferty
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,      Ellen Carnahan                     , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of common stock to be issued by this Corporation under this Corporation’s Stock Investment Plan (or any successor plan), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    11th         day of February, 2010.

 /s/ Ellen Carnahan
Ellen Carnahan
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,     Robert C. Gallagher              , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of common stock to be issued by this Corporation under this Corporation’s Stock Investment Plan (or any successor plan), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    11th         day of February, 2010.

 /s/ Robert C. Gallagher
Robert C. Gallagher
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,  Kathryn M. Hasselblad-Pascale       , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of common stock to be issued by this Corporation under this Corporation’s Stock Investment Plan (or any successor plan), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    11th         day of February, 2010.

/s/ Kathryn M. Hasselblad-Pascale
Kathryn M. Hasselblad-Pascale
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,      John W. Higgins                  , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of common stock to be issued by this Corporation under this Corporation’s Stock Investment Plan (or any successor plan), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    11th         day of February, 2010.

 /s/ John W. Higgins
John W. Higgins
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,      James L. Kemerling                   , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of common stock to be issued by this Corporation under this Corporation’s Stock Investment Plan (or any successor plan), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    11th         day of February, 2010.

 /s/ James L. Kemerling
James L. Kemerling
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,       Michael E. Lavin                    , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of common stock to be issued by this Corporation under this Corporation’s Stock Investment Plan (or any successor plan), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    11th         day of February, 2010.

 /s/ Michael E. Lavin
Michael E. Lavin
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,    William F. Protz, Jr.                , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of common stock to be issued by this Corporation under this Corporation’s Stock Investment Plan (or any successor plan), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    11th         day of February, 2010.

/s/ William F. Protz, Jr.
William F. Protz, Jr.
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,     Charles A. Schrock                 , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of common stock to be issued by this Corporation under this Corporation’s Stock Investment Plan (or any successor plan), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    11th         day of February, 2010.

/s/ Charles A. Schrock
Charles A. Schrock
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,    Larry L. Weyers                 , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of common stock to be issued by this Corporation under this Corporation’s Stock Investment Plan (or any successor plan), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    11th         day of February, 2010.

 /s/ Larry L. Weyers
Larry L. Weyers
Director